EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD HOSPITALITY TRUST PROVIDES UPDATE ON
PLAN TO PAY OFF STRATEGIC FINANCING

DALLAS – January 31, 2024 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today provided an update on its plan to pay off its strategic financing which has a final maturity date in January 2026. This plan includes raising sufficient capital through a combination of asset sales, mortgage debt refinancings, and non-traded preferred capital raising.

The Company currently has several assets at various stages of being available for sale:
•390-room Hilton Boston Back Bay – Boston, MA
•444-room Ritz-Carlton Atlanta – Atlanta, GA
•296-room Westin Princeton – Princeton, NJ
•351-room Hyatt Savannah – Savannah, GA
•193-room One Ocean – Atlantic Beach, FL
•350-room Residence Inn Sea World Orlando – Orlando, FL
•144-room Residence Inn Salt Lake City – Salt Lake City, UT
•168-room Courtyard Overland Park – Overland Park, KS
•90-room Courtyard Manchester – Manchester, CT
•86-room Hampton Inn Lawrenceville – Lawrenceville, GA
•90-room SpringHill Suites Kennesaw – Kennesaw, GA
•87-room Fairfield Inn Kennesaw – Kennesaw, GA

Through these asset sales the Company intends to generate incremental proceeds which will be used: 1) to pay down the strategic financing, 2) to deleverage the balance sheet, and 3) for general corporate purposes. The Company is unlikely to sell all of these assets, but plans to determine which assets are capturing the most attractive valuations and providing sufficient proceeds levels above allocated debt balances and mortgage release prices.

The Company is also working with lenders to refinance its loan secured by the Renaissance Nashville in Nashville, Tennessee, its Morgan Stanley Pool Loan with 17 hotels located in several states, its loan secured by the Marriott Gateway in Arlington, Virginia, and its loan secured by the Indigo Atlanta in Atlanta, Georgia. The Company believes there could be substantial excess proceeds from the refinancing of the Renaissance Nashville loan which can be used to pay down the Company’s strategic financing.

“As we enter 2024, we are focused on paying off our strategic corporate financing,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “Between the excess proceeds from planned asset sales, excess proceeds from planned property refinancings, and proceeds from our non-traded preferred capital raise, we believe we have a viable path to pay off our strategic financing this year. Our hotel portfolio also continues to benefit from its geographic diversification, and I believe we are well-positioned to continue to outperform.”

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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans, including its plans to raise capital through a combination of asset sales, mortgage debt refinancings and non-traded preferred capital raising and to pay off its strategic financing. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” “could,” “plan,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to raise sufficient capital to pay off our strategic debt; our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are made only as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
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